ETHAN ALLEN INTERIORS INC. AND SUBSIDIARIES

Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Corey Whitely, do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q (the “Quarterly Report”) for the period ended March 31, 2019 as filed by Ethan Allen Interiors Inc. (the “Company”), which contains the Company's financial statements, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2019

/s/ Corey Whitely	Executive Vice President, Administration, Chief Financial Officer and Treasurer
(Corey Whitely)	(Principal Financial Officer)